Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurements

31. Fair Value Measurements

Assets Measured at Fair Value on a Recurring Basis

As of December 31, 2012, with the exception of $0.3 million (2011: $Nil) of foreign exchange forward contract derivative liabilities, we did not hold any financial liabilities that are recognized at fair value in the financial statements on a recurring or non-recurring basis. The derivative liability of $0.3 million is measured using quoted prices in active markets. The following tables set forth the fair value of our financial assets measured at fair value on a recurring basis, as of December 31, of each year (in millions):

2012

	Quoted Prices in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Cash and cash equivalents	$431.3	$—	$—	$431.3
Restricted cash and cash equivalents — current	2.6	—	—	2.6
Restricted cash and cash equivalents — non-current	13.7	—	—	13.7
Available-for-sale equity securities — current	167.9	—	—	167.9

Total	$615.5	$—	$—	$615.5

2011

	Quoted Prices in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Cash and cash equivalents	$271.7	$—	$—	$271.7
Restricted cash — current	2.6	—	—	2.6
Restricted cash — non-current	13.7	—	—	13.7
Available-for-sale equity securities — current	0.3	—	—	0.3

Total	$288.3	$—	$—	$288.3

As of December 31, 2012, the fair value of our Level 1 assets was $615.5 million (2011: $288.3 million), primarily consisting of bank deposits, holdings in U.S. Treasuries funds, restricted cash, and marketable equity securities in Alkermes plc, Prothena and emerging pharmaceutical and biotechnology companies. Included in this amount were net unrealized gains of $17.5 million (2011: $Nil) related to marketable equity securities.

As of December 31, 2012, we held $Nil (2011: $Nil) investments, which were measured using unobservable (Level 3) inputs.

The following table sets forth a summary of the changes in the fair value of our Level 3 financial assets, which were measured at fair value on a recurring basis, during 2011 (in millions):

2011

Auction Rate Securities
Beginning balance at January 1, 2011	$0.2
Realized gains included in net investment gains	—
Unrealized losses included in other comprehensive income	—
Disposals	(0.2)

Ending balance at December 31, 2011	$—

We disposed of the Auction Rate Securities (ARS) during 2011. Prior to disposal, ARS were valued by a third-party valuation firm, which primarily used a discounted cash flow model (expected cash flows of the ARS were discounted using a yield that incorporates compensation for illiquidity) in combination with a market comparables method, where the ARS were valued based on indications (from the secondary market) of what discounts buyers demand when purchasing similar collateral debt obligations. The secondary market indications were given less weight in this approach due to the lack of data on trades in securities that are substantially similar to the ARS.

Assets Measured at Fair Value on a Non-recurring Basis

We measure certain assets, including equity investments in privately held companies, at fair value on a nonrecurring basis. These assets are recognized at fair value when they are deemed to be other-than-temporarily impaired. We did not recognize any impairment charges relating to these assets during 2012 (2011: $Nil).

Debt Instruments

Principal amounts and fair values (based on unadjusted quoted prices (Level1)) of our debt instruments at December 31 consisted of the following (in millions):

	2012		2011
	Principal	Fair	Principal	Fair
	Amount	Value	Amount	Value
6.25% Notes	$600.0	$628.1	$—	$—
2016 Notes issued October 2009	—	—	472.1	503.4
2016 Notes issued August 2010	—	—	152.4	161.7

Total debt instruments	$600.0	$628.1	$624.5	$665.1

Refer to Note 24 for a reconciliation of the aggregate principal amount of the debt to the carrying amount.